                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 8, 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

                Delaware                333-127233                13-3416059
            (State or other            (Commission              (IRS Employer
            jurisdiction of            File Number)          Identification No.)
             incorporation)

            250 Vesey Street
   4 World Financial Center 28th Floor
           New York, New York                                       10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General.

     On February 21, 2006, Merrill Lynch Mortgage Investors, Inc. issued its Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2006-BC1, such series representing interests in a pool of fixed and adjustable rate conventional one- to four-family mortgage loans secured by first liens. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus, dated January 18, 2006, as supplemented by the prospectus supplement, dated February 16, 2006 (collectively, the "Prospectus").

     The Certificates consist of the following classes: Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1A, Class B-1B, Class B-2A, Class B-2B, Class B-3A, Class B-3B, Class C, Class P and Class R.

     The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

Exhibit No.   Description
-----------   -----------
 4.1          Pooling and Servicing Agreement, among Merrill Lynch Mortgage
              Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee, dated as of
              February 1, 2006, for Specialty Underwriting and Residential
              Finance Trust Mortgage Loan Asset-Backed Certificates, Series
              2006-BC1.

99.1          Mortgage Loan Sale and Assignment Agreement, between Merrill Lynch
              Mortgage Investors, Inc., as purchaser, and Merrill Lynch Mortgage
              Lending, Inc., as seller, dated as of February 1, 2006, for Specialty Underwriting and Residential Finance Trust Mortgage Loan
              Asset-Backed Certificates, Series 2006-BC1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: March 8, 2006


                                        By: /s/ Matthew Whalen
                                            ------------------------------------
                                        Name: Matthew Whalen
                                        Title: President

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
 4.1          Pooling and Servicing Agreement, among Merrill Lynch Mortgage
              Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee, dated as of
              February 1, 2006, for Specialty Underwriting and Residential
              Finance Trust Mortgage Loan Asset-Backed Certificates, Series
              2006-BC1.

99.1          Mortgage Loan Sale and Assignment Agreement, between Merrill Lynch
              Mortgage Investors, Inc., as purchaser, and Merrill Lynch Mortgage
              Lending, Inc., as seller, dated as of February 1, 2006, for Specialty Underwriting and Residential Finance Trust Mortgage Loan
              Asset-Backed Certificates, Series 2006-BC1.